Short-Term and Long-Term Debt	12 Months Ended
Mar. 31, 2013
Short-Term and Long-Term Debt

11. Short-Term and Long-Term Debt

Short-term debt at March 31, 2013 and 2012, consisted of the following:

	Millions of yen
	2013	2012
Banks, insurance companies and other financial institutions	¥164,156	¥170,824
Commercial paper	41,000	45,000
Short-term debt	¥205,156	¥215,824

The weighted-average annual interest rates applicable to short-term debt outstanding at March 31, 2013 and 2012, were 1.9% and 3.0%, respectively. Certain consolidated subsidiaries have entered into contracts for committed credit lines totaling ¥49,997 million and have unused committed lines of credit amounting to ¥14,738 million with certain financial institutions at March 31, 2013, which are available for full and immediate borrowings. The Company is party to a committed ¥150,000 million commercial paper program and unused committed commercial paper program amounting to ¥109,000 million at March 31, 2013, is available upon the satisfaction of certain customary procedural requirements. Long-term debt at March 31, 2013 and 2012, consisted of the following:

	Millions of yen
	2013	2012
Long-term debt without collateral:
Banks, insurance companies and other financial institutions, maturing serially through 2013–2018, weighted-average rate 3.0%	¥260,536	¥240,629
Euro Medium-Term Notes maturing serially through 2013–2017, weighted-average rate 1.7%	80,734	56,098
1.66% Unsecured Bonds due 2012	—	20,000
0.85% Unsecured Bonds due 2012	—	10,000
1.53% Unsecured Bonds due 2013	30,000	30,000
1.19% Unsecured Bonds due 2014	30,000	30,000
0.58% Unsecured Bonds due 2016	30,000	30,000
0.32% Unsecured Bonds due 2017	30,000	—
Capital lease obligations (Note 16)	9,976	12,536
Other	3,361	2,713

Total	474,607	431,976
Less: current maturities	(130,793)	(119,457)

Long-term debt	¥343,814	¥312,519

In 1996, the Company, Komatsu Finance America Inc. and Komatsu Finance (Netherlands) B.V. registered the US$1.0 billion Euro Medium-Term Note Program (“the Program”) on the London Stock Exchange. On April 1, 1999, the registered amount of the Program was increased to US$1.2 billion. On October 14, 2003, Komatsu Europe Coordination Center N.V. and on September 25, 2008, Komatsu Capital Europe S.V. were added as an issuer under the Program, respectively. At March 31, 2013, the issuers under the Program were the Company, Komatsu Finance America Inc. and Komatsu Capital Europe S.A. Under the Program, each of the issuers may from time to time issue notes denominated in any currency as may be agreed between the relevant issuers and dealers. The issuers under the Program issued ¥29,588 million during the fiscal year ended March 31, 2013, and ¥29,095 million during the fiscal year ended March 31, 2012 of Euro Medium-Term Notes with various interest rates and maturity dates.

The Company has established a program to issue up to ¥100,000 million of variable term bonds.

As is customary in Japan, substantially all bank loans are made under agreements which provide that the banks may require, under certain conditions, the borrower to provide collateral, additional collateral or guarantors for its loans.

Lending banks have a right to offset cash deposited with them against any debt or obligation that becomes due and, in the case of default and certain other specified events, against all other debt payable to the banks.

Under certain loan agreements, the lender may require the borrower to submit proposals for the payment of dividends and other appropriations of earnings for the lender’s review and approval before presentation to the shareholders. Komatsu has never received such a request.

Annual maturities of long-term debt subsequent to March 31, 2013, excluding market value adjustments of ¥1,153 million are as follows:

Year ending March 31	Millions of yen
2014	¥130,480
2015	119,162
2016	112,345
2017	69,659
2018	41,185
2019 and thereafter	623

Total	¥473,454